 EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Diomed Holdings, Inc. (the "Company") Quarterly Report on Form 10-QSB for the three months ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lisa Bruneau, Principal Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that I have reviewed the Report and to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2003 By:         /s/ LISA M. BRUNEAU
                               Lisa M. Bruneau
                               Principal Financial Officer
                               Vice President, Finance
                               Secretary and Treasurer


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO DIOMED HOLDINGS, INC. AND WILL BE RETAINED BY DIOMED HOLDINGS, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.